UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                  Form 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported) May 15, 2001



                       SPEED OF THOUGHT TRADING CORP.
           (Exact Name of Registrant as Specified in its Charter)


New York                                               11-3560804
(State of other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification Number)


585 Stewart Avenue, LL60
Garden City, New York						11530
 (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:  (516) 683-4727

                             EMPEROR PENGUIN, INC.
   ---------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

	Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

	Not applicable.

ITEM 5.   OTHER EVENTS

On July 13, 2001, Emperor Pengiun, Inc. filed a certificate of change of name to "Speed of Thought Trading Corporation." Certicate is included as Exhibit 2.2.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

	Not Aplicable.

ITEM 7.   FINANCIAL STATEMENTS

 	Not Applicable

ITEM 8.   CHANGE IN FISCAL YEAR

	Not applicable.


EXHIBITS

2.2 Certificate of Amendment of the Articles of Incorporation



                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SPEED OF THOUGHT TRADING CORP.

                                             By /s/ Chris Nigohossian
                                             Chris Nigohossian, President

Date: September 1, 2001

Exhibit 2.2


Certificate of Amendment

Of

Certificate of Incorporation

Of

EMPEROR PENGUIN, INC.

Pursuant to Section 805 and Section 904 of the Business Corporation Law


IT IS HEEBY CERTIFIED:

FIRST:	The name of the Corporation is Emperor Penguin, Inc., hereinafter referred to as the Corporation.

SECOND:	The Certificate of Incorporation was filed with the Department of State of the State of New York on the 14th Day of August 2000.

THIRD:	A Certificate of Merger was filed with the Department of State of the
State of New York on April 27, 2001.

Paragraph FIRST shall now read as follows:

FIRST:	The name of the Corporation is Speed of Thought Trading Corporation.

Paragraph THIRD of the Certificate of Merger shall now read as follows:

FOURTH:	The Amendment to the Certificate of Incorporation was authorized first by the Board of Directors, followed by the holder of all outstanding shares to vote therein.

IN WITNESS WHEREOF, the undersigned President has executed this Certificate of Amendment this 8th day of June 2001.


__________________________________
CHRIS NIGOHOSSIAN, PRESIDENT